Fall 2024 NASDAQ: FVCB

This presentation may contain statements relating to future events or future results of FVCBankcorp, Inc. (“FVCB”) that are considered “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward- looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that the forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. The following factors, among others, could cause our financial performance to differ materially from that expressed in such forward-looking statements: general business and economic conditions, including higher inflation and its impacts, nationally or in the markets that FVCB serves could adversely affect, among other things, real estate valuations, unemployment levels, the ability of businesses to remain viable, consumer and business confidence, and consumer or business spending, which could lead to decreases in demand for loans, deposits, and other financial services that FVCB provides and increases in loan delinquencies and defaults; the impact of the interest rate environment on our business, financial condition and results of operation, and its impact on the composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and interest sensitive assets and liabilities; changes in FVCB's liquidity requirements could be adversely affected by changes in its assets and liabilities; changes in the assumptions underlying the establishment of reserves for possible credit losses and the possibility that future credit losses may be higher than currently expected; changes in market conditions, specifically declines in the commercial and residential real estate market, volatility and disruption of the capital and credit markets, and soundness of other financial institutions FVCB does business with; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; FVCB's investment securities portfolio is subject to credit risk, market risk, and liquidity risk as well as changes in the estimates used to value the securities in the portfolio; declines in FVCB's common stock price or the occurrence of what management would deem to be a triggering event that could, under certain circumstances, cause us to record a noncash impairment charge to earnings in future periods; geopolitical conditions, including acts or threats of terrorism, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues or emergencies, and other catastrophic events; the management of risks inherent in FVCB's real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of loan collateral and the ability to sell collateral upon any foreclosure; the impact of changes in bank regulatory conditions, including laws, regulations and policies concerning capital requirements, deposit insurance premiums, taxes, securities, and the application thereof by regulatory bodies; the effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setting bodies; competitive pressures among financial services companies, including the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the effect of acquisitions and partnerships FVCB may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions; FVCB's involvement, from time to time, in legal proceedings and examination and remedial actions by regulators; and potential exposure to fraud, negligence, computer theft and cyber-crime, and FVCB's ability to maintain the security of its data processing and information technology systems. The foregoing factors should not be considered exhaustive and should be read together with other cautionary statements that are included in our Annual Report on Form 10- K for the year ended December 31, 2023, including those discussed in the section entitled “Risk Factors”. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this presentation. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. We will not update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Use of Non-GAAP Financial Measures This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures include pre-tax pre-provision return on average assets, pre-tax pre-provision return on average equity, tangible book value, tangible common equity, tangible assets and efficiency ratio. The non-GAAP financial measures included in this presentation do not replace the presentation of FVCB’s GAAP financial results, should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. These measurements provide supplemental information to assist management, as well as certain investors, in analyzing FVCB’s core business, capital position and results of operations. FVCB has chosen to provide this additional information to investors because it believes that these measures are meaningful in assisting investors to evaluate FVCB’s core ongoing operations, results and financial condition. Reconciliations of the non-GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation. Forward-Looking Statements; Non-GAAP Information 2

FVCB Company Snapshot (1) Consolidated financial data as of the three months ended June 30, 2024, unless otherwise noted. (2) Nonperforming assets ($3.2 million) defined as nonaccruals, loans past-due 90 days or more, and other real estate owned. (3) Non-GAAP financial measure. See the reconciliation included in the appendix to this presentation. 3 2 1 3 5 4 8 6 7 LPO

FVCB Business Strategy FVCB aims to capitalize on market opportunities while maintaining disciplined and comprehensive credit underwriting. FVCB’s focus on providing high-touch, responsive, relationship-based client service allows it to compete effectively and exceed the needs of customers. Opportunity Blueprint for Success Organic Growth • Focus on relationships, generating “sticky” sustainable, core deposits. • Continue to bolster existing market share. • Hire seasoned lenders to scalable lending structure. Opportunistic Growth • Explore potential strategic combinations. • Cultivate relationships with institutional investors. • Capitalize on attracting experienced bankers and new customers due to bank consolidation in local markets. Maintain Credit Quality • Strong risk management culture. • Disciplined underwriting. • Constantly managing and overseeing credit quality. Superior Technology • Leverage technology to improve efficiencies across bank processes. • Partnering with FinTech to expand digital banking products and services to attract larger, sophisticated commercial clients. Profitability • Growth of return on assets and return on equity. • Enhance net interest income. • Leverage strong infrastructure to enhance efficient growth. 4

Technology Deployment Driving Top-Tier Performance

Strategically Aligned Solutions

Lending

- **Loan origination platform** provides paperless workflow solution and automates approval process and tickler tracking.
- **Automated borrowing base certification** process (Accounts Receivable Financing) streamlines process for government contracting customers and lender.
- **Automated warehouse lending platform** allows timely response with limited resources.
- **Automated construction loan functionality** for lender, borrower, title insurance and inspector.
- **Lightning Lending** provides digital lending experience for small businesses.

Treasury and Payments

- **Online deposit account opening** for consumers.
- **Zelle** for customers who use peer-to-peer digital payment processing.
- **Q2 Digital Platform** delivers online banking solutions and treasury management services with maximum flexibility.
- **Z Suite** is a digital platform that provides our 1031 exchange and property manager clients an efficient solution to handle three-party accounts and sub-ledgering.

Enterprise-Wide

- **Data analytics** functionality (KlariVis)* which provides:
  - Immediate access to better communicate and respond to customers.
  - Dashboards to easily analyze activity for all areas of the Bank.
  - Board reports without requiring preparation.
- **Robotic process automation** have reduced risk of error and reduced processing time from hours to minutes. Collectively hundreds of hours have been saved on daily, weekly, monthly and periodic repetitive manual processes.
- **FinTech investment** in cutting-edge (JAM FINTOP)* Blockchain Fund.

*FVCbankcorp, Inc. has invested in KlariVis and JAM FINTOP Blockchain Fund.

FVCBankcorp, Inc.

5

An Attractive Investment Opportunity in the DC and Baltimore MSAs • Sixth largest MSA with favorable demographics, economic trends and business investments. • Consolidation in local markets has created growth opportunities for remaining banks. • Organic CAGRs1 of 8.4% for assets, 8.0% for loans, 8.9% for deposits since 2019. • MRQ net interest income increased 7% compared to the prior quarter. • Commercial focused lending portfolio comprised of strong loans with medium average loan balances that further mitigates risk. • Emphasis on credit administration and risk management that embraces comprehensive policies and procedures enabling the maintenance of strong asset quality. • Over 17-year history, cumulative commercial net charge-offs totaling $7.3 million comprised of 105 loans. • Strategy of full-service relationship banking helps support the increase in FVCB’s margin. • Treasury management tools allow FVCB to compete against larger competitors and attract sophisticated commercial and government customers. • 19% of the deposit base is noninterest-bearing deposits. • Hands on management team with extensive knowledge of its clients, loans, and the markets it serves. • Proven track record of quality growth. 1 2 3 4 5 Well positioned in one of the most attractive banking markets in the U.S. Track record of strong growth and strong profitability Disciplined, low risk commercial balance sheet Strong core deposit base Experienced leadership team 1 CAGR is calculated based on annualized earnings for the current year compared to 2019 6

Well Positioned In One of the Most Attractive Markets in the U.S. Top 10 MSAs By Population Vibrant Economy • Washington D.C. and Baltimore MSAs contain 30 and 7 Fortune 1000 companies, respectively. • Over 3.3 million private sector employees and nearly 1 million public sector employees in the Washington D.C. and Baltimore MSAs. • Virginia was ranked the best state for business in 2021 by CNBC. • Both states have large workforce populations spanning several generational demographic cohorts. • 9 of the top 30 wealthiest counties in the nation are located in Washington DC and Baltimore MSAs. • Numerous Government Contracting entities support government functions. • With over 30 banks acquired in these markets over the past five years, there are limited opportunities to invest in community banks in this market. Source: S&P Global Market Intelligence; FDIC, Proximityone.com, DC Department of Employment Services, Maryland Department of Labor, Licensing and Regulation, US News and World Report. 7

Relationship Driven Model Continues to Create Balance Sheet Leverage Total Assets ($M) Total Loans, Net of Fees ($M) Total Deposits ($M) CAGR: 8.4% CAGR: 8.0% CAGR: 8.9% 8 Track Record of Exceptional Growth and Strong Profitability $1,537 $1,821 $2,203 $2,344 $2,191 $2,299 2019 2020 2021 2022 2023 2024 Q2 $1,282 $1,466 $1,504 $1,840 $1,829 $1,887 2019 2020 2021 2022 2023 2024 Q2 $1,286 $1,532 $1,884 $1,830 $1,845 $1,969 2019 2020 2021 2022 2023 2024 Q2

Track Record of Exceptional Growth and Strong Profitability (1) Non-GAAP financial measure. See the reconciliation included in the appendix to this presentation. (2) Excludes non-recurring transaction costs of $3.3 million for 2018, $0.13 million for 2019, $0.68 million for 2020, $1.4 million for 2021, and $0.13 million for 2022, and $16.0 million for 2023 and $2.4 million for 2024 YTD. Net Income and Pre-Tax Pre-Provision Income (non-GAAP) ($M)1 Net Interest Margin (%) • For Q2 ‘24, net interest margin was 2.59% and efficiency ratio was 61.9%. • Robust market opportunities with relationship driven growth strategy. • Technology and operating efficiencies provide ability to scale. • Core deposit relationships, commitment to technology and high touch service. Income, Expense and Efficiency Ratio (non-GAAP) (%)1 9 $15.8 $15.5 $21.9 $25.0 $3.8 $5.5 $21.9 $25.3 $29.2 $33.7 $20.4 $10.1 2019 ² 2020 ² 2021 ² 2022 ² 2023 ² 2024 YTD ² Net Income Pre-tax pre-provision income (1) $50.6 $55.5 $62.2 $68.1 $56.6 $27.7 $28.7 $30.2 $33.1 $34.3 $36.2 $17.6 56.8% 54.3% 53.2% 50.4% 64.0% 63.6% 2019 2020 2021 2022 2023 2024 YTD Income (1) Expense (1) 3.48% 3.28% 3.09% 3.19% 2.49% 2.53% 2019 ² 2020 ² 2021 ² 2022 ² 2023 ² 2024 YTD ² Efficiency(1) 2 Drivers of Earnings Growth:

Well Diversified Loan Portfolio Balanced Loan Portfolio Segmentation 10 Disciplined, Low-Risk Commercial Balance Sheet (1) Yield calculated based on average balance for the period CRE 47.89% C&I 15.16% Resi 16.94% C&D 8.73%Warehouse 1.29% Multifamily 9.56% Other 0.44%

• 9 Loan officers with deep connections to the markets; average experience of over 21 years. • Focused effort on commercial, real estate and small business, including government contracting. • Expanded focus on government contracting provides large source of growth potential. • Small average loan balance helps mitigate risk. • Average Loan Size ‒ C&I Portfolio: $614,593 ‒ CRE Portfolio: $2,454,896 11 Disciplined, Low-Risk Commercial Balance Sheet

12 Disciplined, Low-Risk Commercial Balance Sheet Expected Repricing will Improve Revenue Growth Commercial Loan Repricing Schedule (June 30, 2024)

Disciplined, Low-Risk Commercial Balance Sheet Proven History of Strong Credit Metrics Net Charge-Offs (Recoveries) / Average Loans Asset Quality Trends Over Time¹ Well-Reserved Loan Portfolio (1) Nonperforming loans defined as nonaccruals and loans past-due 90 days or more. ($000s) 13 $10.7 $5.6 $3.5 $4.5 $1.8 $3.2 $4.2 $3.9 $3.9 2019 2020 2021 2022 2023 2024 OREO Nonperforming Loans 0.05% 0.02% 0.04% 0.03% 0.02% 0.00% 2019 2020 2021 2022 2023 2024 YTD ($000s) ALLL Balance - 12/31/2023 $18,871 Net (Charge-Offs) / Recoveries 35 Provision (Reversal) for Loan Losses 302 ALLL Balance - 2024 Q2 $19,208 Reserve for Unfunded Commitments 506 Total Effective Reserve $19,714 Loans, Net of Fees - 2024 Q2 $1,886,929 ALLL Coverage 1.02%

Strong Core Deposit Base • Full-service relationships continue to drive core deposit growth. ‒ Approximately three quarters of the commercial loan portfolio retains a deposit relationship with the bank. • Growth in commercial accounts provide cross selling opportunities with FVCB’s technology investment. ‒ $1.15 billion in commercial deposits across ~6,700 accounts with an average rate of 2.72%. ‒ Treasury management tools and high-touch service allows FVCB to compete for larger clients. • Approximately $136 million in public funds at an average rate of 4.13%. Deposit Portfolio Composition As of 12/31/2019 As of 6/30/2024 Deposit Composition By Delivery Channel at 6/30/20241 (1) Deposit composition weighted cost based on period end account interest rates while total cost of deposits is based on activity throughout the period. YTD Cost of Deposits: 2.84% 14 12/31/19 Cost of Deposits: 1.38 % Noninterest Bearing 19.0% Interest Bearing 54.4% Time 14.0%Wholesale 12.7% Noninterest Bearing 23.8% Interest Bearing 40.8% Time 27.6% Wholesale 7.8%

Strong Liquidity • Stress testing is performed quarterly with assumptions inclusive of both systemic and idiosyncratic risks. • Stress testing performed as of June 30, 2024, demonstrates a strong liquidity position in all tested scenarios. *Values above in millions. 15 As of June 30 2024 Total Availability Total Used Available Remaining Cash $164,586 -$ $164,586 Unencumbered Securities 145,602 - 145,602 FHLB 540,780 (130,000) 410,780 FRB - BIC Program 161,378 - 161,378 Unsecured Lines of Credit 185,000 - 185,000 Total Liquidity Sources: $1,197,346 ($130,000) $1,067,346 Uninsured Deposits $777,118 Liquidity / Uninsured Deposits 154.1%

Experienced Leadership Team Management Team With Strong Ties to The Market FVCB’s executive management team consists of seven officers with over 218 years of combined experience in the Washington, D.C. metropolitan area. • David Pijor was the founding Chairman of the Board of James Monroe Bancorp, which opened in June 1998 in Arlington, VA, and he was instrumental in the growth and strategic direction of the bank until its sale to Mercantile Bankshares Corporation in 2006 for $143.8 million. 16

Experienced Leadership Team

Governed and Supported By An Exceptional Board

David Pijor
Chairman & CEO

- Served as Chairman of the Board and CEO of FVCB since its organization
- Lead organizer, Chairman of the Board and General Counsel of James Monroe Bank from its inception to sale to Mercantile Bankshares

L. Burwell Gunn Jr.
Vice Chairman

- Served as Vice Chairman of the Board since 2015
- Served as President and COO of FVCB from 2008 to 2013
- Served as CEO and President of Cardinal Bank from 1997 to 1999

	Bio
Patricia Ferrick President & Director	• Serves as President of the Bank and Company • CFO and EVP from FVCB's inception until June 2017 • Former auditor at KPMG
Scott Laughlin Director	• Co-owner of LMO Advertising • Advisor at First Juice, Inc. and Ardent Capital
Marc Duber Director	• EVP and COO of The Bernstein Companies • Serves as Director of MedStar Health, Inc. • Served as Chairman of the Board of Trustees – American University
Devin Satz Director	• Founder of Synchronous Knowledge, Inc. until its sale to IMS Health Incorporated in 2005 • Retired from the U.S. Air Force in 1999
Lawrence Schwartz Director	• Retired Partner with PBMares LLP • Former Director of Annapolis Bancorp

	Bio
Meena Krishnan Director	• Founder, President and Chief Executive Officer of Inoventures, LLC and SciMetrika, LLC, a subsidiary of Inoventures, LLC
Sidney Simmonds Director	• President of Simmonds & Klima, Ltd • Served as Chairman of the Board at 1st Commonwealth Bank of Virginia • Served as Director of Bank of Northern Virginia
Daniel Testa Director	• Owner, President and CEO of TCI since 1980 • Serves as Director of Advanced Solutions International
Phillip Wills Director	• Manages various Wills family real estate development firms • Co-founded Church Investments and Consolidated Green Services
Steven Wiltse Director	• Partner and Co-founder of Argy, Wiltse & Robinson, P.C. • Served as Director at Cardinal Financial Corp

FVCBankcorp, Inc.
17

18

FVCB Franchise History

Since inception, FVCbank has successfully executed a strategic plan focused on organic growth and opportunistic acquisitions without compromising asset quality or financial discipline.

2007

November 2007
FVCbank is established
$23mm offering @ $10 per share ($4.10 per share split adjusted) raised in 8 weeks

2010

Q1 2010
Reached sustained profitability

September 2010
Follow-On Offering #1
$6.3mm @ $12.50 per share ($5.12 per share split adjusted)

2012

February 2012
Follow-On Offering #2
$6.7mm @ $13.00/$13.50 per share ($5.33/$5.53 per share split adjusted)[1]

October 2012
Completed acquisition of 1st Commonwealth Bank of Virginia in Arlington, VA

2013

June 2013
Follow-On Offering #3
$21.9mm @ $13.50 per share ($5.53 per share split adjusted)

2015

April / May 2015
Five for Four Stock Split quoted on OTCQX

October 2015
Formed FVCBankcorp Holding Company

2016

May / June 2016
Five for Four Stock Split

June 2016
$25.0mm 6% Sub Debt

2017

August 2017
Private Reg. D Offering $10.0mm @ $12.80 per share ($12.80 per share split adjusted)

September 2017
Five for Four Stock Split

2018

May 2018
Announced acquisition of Colombo Bank in Rockville, MD

September 2018
Initial Public Offering $36.9mm @ $20.00 per share ($16.00 per share split adjusted)

October 2018
Completed acquisition of Colombo Bank in Rockville, MD

2021

January 2021
$1.0mm Investment in KlariVis, an innovative interactive solution software

August 2021
Announced acquisition of membership interest in Atlantic Coast Mortgage, LLC

2022

March 2022
$1.0mm investment in JAM FINTOP Blockchain

June 2022
Added to Russell 2000 Index

September 2022
Named to Piper Sandler 2022 'Sm-All-Stars Class'

2023

February 2023
Five for Four Stock Split

(1) $13.00 for existing shareholders, $13.50 for new shares offered to the public.
Source: S&P Global Market Intelligence; Company documents.

FVCBankcorp, Inc.

19

Appendix: Non-GAAP Financial Measures 20 For the Three Months Ended June 30, 2024 For the Six Months Ended June 30, 2024 2019 2020 2021 2022 2023 Net Income Net income (GAAP) 15,828$ 15,501$ 21,933$ 24,984$ 3,822$ 4,155$ 5,495$ Add: Provision for loan losses 1,720 5,016 (500) 2,629 132 206 206 Add: Loss on sale of available-for-sale investment securities 15,577 Add: Non-recurring tax and 10% modified endowment - - - - - - contract penalty on early surrender of BOLI policies - 2,386 Add: Merger-related expenses 133 - 1,445 125 - - - Add: Office space reduction and severance costs - 676 - - 457 - - Income tax expense (benefit) 4,184 4,156 6,276 6,005 410 1,185 2,020 Pre-tax Pre-provision income (non-GAAP) 21,865$ 25,349$ 29,154$ 33,743$ 20,398$ 5,546$ 10,107$ Earnings per share (EPS) Weighted average common shares outstanding, diluted 18,531 17,668 18,227 18,484 18,231 18,342 18,330 EPS - diluted (GAAP) 0.86$ 0.88$ 1.20$ 1.35$ 0.21$ 0.23$ 0.30$ Pre-tax pre-provision EPS - diluted (non-GAAP) 1.18$ 1.43$ 1.60$ 1.83$ 1.12$ 0.30$ 0.55$ Return on average assets (ROAA) Average assets 1,449,769$ 1,708,862$ 1,978,220$ 2,125,066$ 2,272,594$ 2,170,786$ 2,165,125$ ROAA (GAAP) 1.09% 0.91% 1.11% 1.18% 0.17% 0.77% 0.51% Pre-tax pre-provision ROAA (GAAP) 1.51% 1.48% 1.47% 1.59% 0.90% 1.02% 0.93% Return on average equity (ROAE) Average equity 169,814$ 182,818$ 200,886$ 202,480$ 209,909$ 223,914$ 221,979$ ROAE (GAAP) 9.32% 8.48% 10.92% 12.34% 1.82% 7.42% 4.95% Pre-tax pre-provision ROAE (GAAP) 12.88% 13.87% 14.51% 16.66% 9.72% 9.91% 9.11% For the Years Ended December 31,

Appendix: Non-GAAP Financial Measures 21

5-Year Loan History 22

Financial Highlights (1) Performance ratios presented are calculated using annualized GAAP net income. (2) Non-GAAP financial measures exclude one-time transaction costs of $3.3 million for 2018, $0.13 million for 2019, $0.68 million for 2020, $1.4 million for 2021, and $0.13 million for 2022, $4.6 million for 2023 and $2.4 million for 2024YTD. (3) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned. (4) Nonperforming loans defined as nonaccruals and 90+ days past due. (5) Financial Data as of 06/30/24. 23